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                          SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C.  20549

                                      FORM 8-K

                                   CURRENT REPORT



                          Pursuant to Section 13 or 15(d) of
                         The Securities Exchange Act of 1934



                                  February 27, 1998
                   ------------------------------------------------
                   Date of Report (Date of earliest event reported)


                              ROGUE WAVE SOFTWARE, INC.
                ------------------------------------------------------
                (Exact name of registrant as specified in its charter)




           Delaware                     0-28900               93-1064214
----------------------------          ------------        -------------------
(State or other jurisdiction          (Commission          (I.R.S. Employer
      of incorporation)               File Number)        Identification No.)


                                 850 SW 35th Street
                               Corvallis, Oregon 97333
                        ----------------------------------------
                        (Address of principal executive offices)


                                    (541) 754-3010
               ----------------------------------------------------
               (Registrant's telephone number, including area code)
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     THE FOLLOWING DISCUSSION CONTAINS FORWARD-LOOKING STATEMENTS THAT INVOLVE RISK AND UNCERTAINTIES. THE COMPANY'S ACTUAL RESULTS COULD DIFFER MATERIALLY FROM THOSE DISCUSSED HERE. FACTORS THAT COULD CAUSE OR CONTRIBUTE TO SUCH DIFFERENCES INCLUDE, BUT ARE NOT LIMITED TO THOSE DISCUSSED UNDER THE HEADING "RISK FACTORS" IN THE COMPANY'S ANNUAL REPORT ON FORM 10-K. READERS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE ON THESE FORWARD-LOOKING STATEMENTS, WHICH REFLECT MANAGEMENT'S ANALYSIS ONLY AS OF THE DATE HEREOF. THE COMPANY UNDERTAKES NO OBLIGATION TO RELEASE THE RESULTS OF ANY REVISION TO THESE FORWARD-LOOKING STATEMENTS WHICH MAY BE MADE TO REFLECT EVENTS OR CIRCUMSTANCES OCCURRING AFTER THE DATE HEREOF OR TO REFLECT THE OCCURRENCE OF UNANTICIPATED EVENTS.

     On February 27, 1998, SR Acquisition Corp. ("Merger Sub"), a wholly owned subsidiary of Rogue Wave Software, Inc. ("Rogue Wave"), was merged with and into Stingray Software, Inc. ("Stingray") pursuant to an Agreement and Plan of Merger and Reorganization dated as of January 19, 1998 by and among Rogue Wave, Merger Sub, Stingray and the stockholders of Stingray (the "Merger Agreement"). The terms of the Merger Agreement were determined through arms' length negotiaions between Rogue Wave and Stingray.

     The merger of Merger Sub with and into Stingray (the "Merger") became effective at the time of filing of Articles of Merger with the North Carolina Secretary of State on February 27, 1998 (the "Effective Time"). At the Effective Time: (i) Merger Sub ceased to exist; (ii) Stingray, as the surviving corporation in the Merger, became a wholly owned subsidiary of Rogue Wave; and (iii) subject to the provisions of the Merger Agreement relating to the payment of cash in lieu of fractional shares, each share of Stingray Common Stock outstanding immediately prior to the Effective Time was converted into 1,651,845 shares of Rogue Wave Common Stock, par value $.001 per share. Cash in lieu of fractional shares totaled $13.44. Each share of Merger Sub common stock outstanding immediately prior to the merger was converted into one share of common stock of Stingray.

     In addition, pursuant to the Merger Agreement, as of the Effective Time, all rights with respect to Stingray Common Stock under outstanding stock options to purchase Stingray Common Stock were converted into and became rights with respect to Rogue Wave Common Stock and Rogue Wave assumed each such outstanding Stingray stock option in accordance with the terms of the stock option plan under which it was issued and the stock option agreement by which it is evidenced. By virtue of the assumption by Rogue Wave of such Stingray stock options, from and after the Effective Time: (i) each Stingray stock option assumed by Rogue Wave may be exercised solely for Rogue Wave Common Stock; (ii) the number of shares of Rogue Wave Common Stock subject to each such assumed option is equal to the number of shares of Stingray Common Stock subject to such option immediately prior to the Effective Time multiplied by approximately 0.734153886, rounding to the nearest whole share of Rogue Wave Common Stock; and (iii) the per share exercise price under each such assumed option is equal to the per share exercise price in effect immediately prior to the Effective Time divided by approximately 0.734153886, rounding to the nearest cent.

     Pursuant to the terms of a Registration Rights Agreement by and among the Company and the former stockholders of Stingray, such stockholders have been granted the right to require the Company to register a portion of the shares issued pursuant to the Merger Agreement under Federal and state securities laws under certain circumstances and at certain times.

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     Each of the former shareholders of Stingray that was also an employee of
Stingray has accepted employment with Rogue Wave. The Merger is intended to be a tax-free reorganization under the Internal Revenue Code of 1986, as amended, and will be accounted for as a pooling of interests.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)  FINANCIAL STATEMENTS OF STINGRAY SOFTWARE, INC.

     The financial statements of Stingray Software, Inc. required to be filed pursuant to Item 7(a) of Form 8-K were not available at the time of filing of this Current Report on Form 8-K and will be filed on a Form 8-K/A as soon as practicable, but in no even later that 60 days after the date this Form 8-K is required to be filed.

(b)  PRO FORMA FINANCIAL INFORMATION

     The Pro Forma Financial Information required to be filed pursuant to
Item 7(b) of Form 8-K was not available at the time of filing of this Current Report on Form 8-K and will be filed with the Registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 1998 as soon as practicable, but in no even later that 60 days after the date this Form 8-K is required to be filed.

(c)  EXHIBITS

2.1 Agreement and Plan of Merger and Reorganization among Rogue Wave Software, Inc., a Delaware corporation, SR Acquisition Corp., a North Carolina corporation, Stingray Software, Inc., a North Carolina corporation and the shareholders of Stingray Software, Inc., dated as of January 19, 1998.

2.2 Articles of Merger and Plan of Merger dated February 27, 1998, filed with the Secretary of State of North Carolina on February 27, 1998.

4.1 Form of Registration Rights Agreement between Rogue Wave Software, Inc. and the former shareholders of Stingray Software, Inc.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     ROGUE WAVE SOFTWARE, INC.


Dated:  February 27, 1998            By: /s/ Michael Scally
                                         -----------------------------------
                                         Michael Scally
                                         President and Chief Operating Officer

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                               INDEX TO EXHIBITS


EXHIBIT
NUMBER    DESCRIPTION OF DOCUMENT
-------   -----------------------

  2.1 Agreement and Plan of Merger and Reorganization among Rogue Wave Software, Inc., a Delaware corporation, SR Acquisition Corp., a North Carolina corporation, Stingray Software, Inc., a North Carolina corporation and the shareholders of Stingray Software, Inc., dated as of January 19, 1998.

  2.2 Articles of Merger and Plan of Merger dated February 27, 1998, filed with the Secretary of State of North Carolina on February 27, 1998.

  4.1 Form of Registration Rights Agreement between Rogue Wave Software, Inc. and the former shareholders of Stingray Software, Inc.